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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
 August 14, 2002

MDU Communications International, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-26053 (Commission File Number)	84-1342898 (IRS Employer Identification No.)

60-D Commerce Way, Totowa NJ (Address of principal executive offices)	07512 (Zip Code)

(973) 237-9499 (Registrant's telephone number, including area code)

Item 5.

Other Events

        On August 14, 2002, MDU Communications International, Inc. (the "Company") filed its quarterly report for the period ending June 30, 2002 on Form 10-QSB with the Securities and Exchange Commission. Pursuant to the recently enacted Sarbanes-Oxley Act of 2002, Sheldon Nelson, Chief Executive Officer and Chief Financial Officer, hereby certifies this quarterly report.

Item 7.

Financial Statements and Exhibits

        Exhibits—The Certification required by the Sarbanes-Oxley Act of 2002 is attached to this 8-K as an Exhibit.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU Communications International, Inc.

Date: August 15, 2002	By:	/s/ SHELDON NELSON Sheldon Nelson, Chief Executive Officer

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURES